                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                     United American Healthcare Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                               NOTICE OF THE 2001
                         ANNUAL MEETING OF SHAREHOLDERS


                                October 29, 2001

Dear Shareholder:

         The Annual Meeting of Shareholders of United American Healthcare Corporation will be held on Friday, November 30, 2001 at 10:30 a.m., Eastern Standard Time, at the ATHENEUM SUITE HOTEL, 1000 BRUSH AVENUE, DETROIT, MICHIGAN, for the following purposes:

         (1)      to elect four Directors;

         (2) to vote on the ratification of the appointment of KPMG LLP as our independent auditors for the 2002 fiscal year; and

         (3) to transact such other business as may properly come before the meeting.

         Only shareholders of record at the close of business on October 15, 2001 will be entitled to vote at the Annual Meeting.

         Enclosed with this proxy statement are your proxy card, a postage-paid envelope to return your proxy card, and the Company's 2001 Annual Report.

         Your vote is important, regardless of the number of shares you hold. Whether you plan to attend the meeting or not you are urged to sign, date and mail the enclosed proxy card as soon as possible in the envelope provided. This will not prevent you from voting your shares in person at the meeting before voting closes, if you wish to do so.

         We look forward to seeing you on November 30, 2001.

                                   Sincerely,

                                   /s/ Gregory H. Moses, Jr.
                                   -------------------------
                                   Gregory H. Moses, Jr.
                                   President and Chief Executive Officer

                     UNITED AMERICAN HEALTHCARE CORPORATION
                     1155 BREWERY PARK BOULEVARD, SUITE 200
                            DETROIT, MICHIGAN 48207


             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          To be Held November 30, 2001


GENERAL INFORMATION

         This proxy statement contains information related to the Annual Meeting of Shareholders of United American Healthcare Corporation (the "Company") to be held at the Atheneum Suite Hotel, 1000 Brush Avenue, Detroit, Michigan, on Friday, November 30, 2001, at 10:30 a.m., Eastern Standard Time. The approximate mailing date for this proxy statement and the proxy is October 29, 2001.

         At the Company's Annual Meeting, shareholders will act upon the matters outlined in the accompanying Notice of Annual Meeting, including the election of four Directors and ratification of the appointment of independent auditors. Please note, however, that although the Board of Directors has directed that the election of four Directors be on the agenda for the Company's 2001 Annual Meeting and in the accompanying Notice of Meeting, there currently are no Director nominees for election at the meeting, because a majority of the Board has not approved any nominees (as explained more fully below). Therefore, unless any shareholder or shareholders validly nominate at least four Director candidates for election at the meeting, there will be no election of Directors at the Annual Meeting. (See "I. ELECTION OF DIRECTORS" below.)

         Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the meeting by others. However, if any matters other than the election of four Directors and ratification of the appointment of independent auditors properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

         It is important that your shares be represented at the meeting. If it is impossible for you to attend, please sign and date the enclosed proxy and return it to the Company. The proxy is solicited on behalf of the Board of Directors of the Company and expressly excludes voting for the election of any Directors. The shares represented by valid proxies in the enclosed form will be voted (but in no event for the election of any Directors) if received in time for the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only holders of record of shares of no par value common stock of the Company ("Common Stock") at the close of business on October 15, 2001 are entitled to notice of, and to vote at, the meeting or at any adjournment or adjournments thereof, each share having one vote. On such record date, the Company had issued and outstanding 6,779,128 shares of Common Stock.

         Based on information filed with the Securities and Exchange Commission ("SEC"), or otherwise provided to the Company, as of October 15, 2001, Richard
M. Brown, D.O., 2774 Franklin Road, Southfield, Michigan 48034, beneficially owns 411,727 shares (6.1%) of the Company's outstanding Common Stock. Management does not know of any other person who, at October 15, 2001, beneficially owns more than 5% of the Company's Common Stock.

         The shareholder votes cast for all items considered at the meeting will be calculated by an officer of Computershare Investor Services, L.L.C., the Company's Registrar and Transfer Agent, as the Board-designated Inspector of Election. The Inspector of Election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes, hear and determine challenges and questions arising in connection with the right to vote, count and tabulate votes, determine the result, and do such acts as are proper to conduct the election. Abstentions will not be counted either for or against any action for which cast.

                            I. ELECTION OF DIRECTORS

         The election of four Directors of the Company, to hold office until the Annual Meeting of Shareholders in 2004 or until their successors are elected and qualified, will take place at the 2001 Annual Meeting of Shareholders only if at least four Director candidates are validly nominated at the Annual Meeting by one or more shareholders, and not otherwise. (See "Shareholders' Right to Nominate Director Candidates" below.) The enclosed form of proxy expressly excludes voting for the election of any Directors, because a majority of the Board of Directors has not nominated anyone for election as a Director at the Annual Meeting (as more fully explained beginning in the next paragraph below). If at least four Director candidates are validly nominated at the Annual Meeting by one or more shareholders, the election of Directors will occur at the Annual Meeting, and the four nominees receiving the greatest number of votes cast at the meeting shall be elected. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast.

         The Company's President and Chief Executive Officer, Gregory H. Moses, Jr., is causing this proxy statement and the enclosed form of proxy (which excludes the election of Directors) to be mailed to the shareholders in the exercise of his responsibilities to act in the best interests of the Company and its shareholders, as he deems necessary in the circumstances described below. In the absence of any nominations by a majority of the 12-member Board of Trustees, Mr. Moses has deemed it necessary to thus provide the shareholders the opportunity to exercise their right to nominate Director candidates themselves and thereby have the ability to exercise their voting rights to elect the persons to succeed the four Directors whose current terms expire this year. The circumstances resulting in this action by the President and Chief Executive Officer are described as follows.

         Under the Company's bylaws and its corporate governance guidelines adopted by the Board of Directors effective August 5, 1999: (i) the Board of Directors is responsible for selecting and recommending Director candidates for shareholder approval, (ii) the Board of Directors has delegated the preliminary review process involved to the Company's Governance Committee (formerly called the Nominating Committee), and (iii) the Governance Committee is responsible for reviewing the appropriate skills and characteristics required for Board members.

         On October 1, 2001, the Governance Committee unanimously (with six of its seven members present and voting) recommended that only one person, Linda A. Watters (an incumbent Director whose present term expires this year), be nominated for election as a Director at the 2001 Annual Meeting of Shareholders, thus reducing the Board of Directors from twelve to nine members upon such election. At a meeting of the Board of Directors on October 5, 2001, at which all of the current 12 Directors were present and voting, a motion was made to approve such recommendation of the Governance Committee. Before that motion was voted upon, it was amended to propose nominating all of the four incumbent Directors whose present terms expire this year (Anita C. R. Gorham; Harcourt G. Harris, M.D.; Ronald M. Horwitz, Ph.D.; And Linda A. Watters) for election to new three-year terms as Directors of the Company, to hold office until the Annual Meeting of Shareholders in 2004 or until their successors are elected and qualified. The Board of Directors voted six-to-six on such amended motion, which therefore was defeated, and the Board thus was deadlocked on nominating any Director candidates at that meeting. On October 15, 2001, the Board of Directors met again but were unable to break their six-to-six deadlock.

         Subsequent attempts to resolve the deadlock have been unsuccessful, resulting in the above-explained decision of the President and Chief Executive Officer of the Company to send the shareholders the accompanying Notice of Meeting and this proxy statement and the enclosed form of proxy (which excludes the election of Directors). In no event will the persons named in the enclosed form of proxy vote any of the shares represented by such proxies for the election of any Director nominees.

SHAREHOLDERS' RIGHTS TO NOMINATE DIRECTOR CANDIDATES

         The Company's bylaws allow any shareholder who is entitled to vote in the election of Directors generally to nominate one or more persons for election as Directors at the Company's 2001 Annual Meeting, but only if written notice of intent to make such nomination is given to the Secretary of the Company and received at the Company's principal executive offices (at 1155 Brewery Park Boulevard, Suite 200, Detroit, Michigan 48207) not later than the close of business on November 8, 2001 (the tenth day after the day on which notice of the 2001 Annual Meeting date is being given to the shareholders). To be valid under the Company's bylaws, each such notice of intent ("Notice") must set forth:

                  (a) the name and address of the shareholder who intends to make such nomination and of each person to be nominated;

                  (b) a representation that such shareholder is a holder of record of stock of the Company entitled to vote for the election of Directors on the date of such Notice and intends to appear in person or by proxy at the 2001 Annual Meeting to nominate each person specified in such Notice;

                  (c) a description of all arrangements or understandings between such shareholder and each nominee proposed by such shareholder and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder;

                  (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC if the Board nominated, or intended to nominate, that nominee; and

                  (e) each such nominee's consent to serve as a Director of the Company if so elected.

         If a person who is thus validly designated as a Director nominee thereafter becomes unable or unwilling to stand for election to the Board, the shareholder who proposed such nominee may designate a substitute Director nominee upon delivery, not fewer than 10 days before the 2001 Annual Meeting date, of a written notice to the Secretary of the Company setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary had such substitute nominee been initially proposed as a nominee. Such notice shall include each such substitute nominee's signed consent to serve as a Director of the Company, if elected.

INFORMATION RELATING TO DIRECTORS AND OTHERS

         The following information is furnished with respect to each current Director, and each executive officer of the Company as of June 30, 2001 named in the Summary Compensation Table herein. In general, "beneficial ownership" includes those shares a Director or executive officer has the power to vote, or the power to transfer. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.











                 (Balance of this page intentionally left blank)

                                                                                                                      PERCENTAGE OF
                                                                                                     SHARES            TOTAL COMMON
                                                                                                    OF COMMON          STOCK OF THE
                                                                                                      STOCK             COMPANY
        NAME                                                POSITIONS AND OFFICES                  BENEFICIALLY        BENEFICIALLY
(AND IF APPLICABLE,                                        WITH THE COMPANY AND OTHER                OWNED AS OF        OWNED AS OF
YEAR FIRST BECAME A DIRECTOR)             AGE                PRINCIPAL OCCUPATIONS                 OCT. 15, 2001      OCT. 15, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                      CURRENT DIRECTORS
                                        ---------------------------------------------------------------------------
Anita C. R. Gorham (1984)........           60       Secretary of the Company; Associate
                                                     Director of Education and Professional
                                                     Development and faculty member at
                                                     Central Michigan University.............       48,436 (1) (2)            *
Harcourt G. Harris, M.D. (1985)..           73       Vice Chairman of the Board of
                                                     Directors of the Company;                                                *
                                                     Retired....................                    46,333 (1) (2)
Ronald M. Horwitz, Ph.D. (1997)             63       Professor of Finance at Oakland
                                                     University; Principal of Ronald M.
                                                     Horwitz and Assoc., Financial
                                                     Consultants.............................       25,500 (1) (2)            *
Linda A. Watters (2000)..........           48       President and Chief Executive Officer
                                                     of Detroit Commerce Bank................       26,500 (1)                *
William C. Brooks (1997).........           68       Chairman of the Board of Directors of
                                                     the Company; Chairman of Brooks Group
                                                     International Ltd.......................      110,000 (1)                1.6%
Julius V. Combs, M.D. (1983).....           70       Chairman and President of National
                                                     Healthcare Scholars Foundation..........       35,566 (1) (2) (3)        *
Pearl M. Holforty (1998).........           72       President and Chief Executive Officer
                                                     of Liberty BIDCO Investment
                                                     Corporation.............................       30,000 (1)                *
Gregory H. Moses, Jr. (1998).....           67       President and Chief Executive Officer
                                                     of the Company; President of OmniCare
                                                     Health Plan, Inc., of Tennessee.........      130,000 (1) (2)            1.9%
William B. Fitzgerald (1997).....           59       Vice Chairman of the Board of
                                                     Directors of the Company; Principal of
                                                     Fund Administration Services; Of
                                                     Counsel to the law firm of Timmis &
                                                     Inman..........                                58,346 (1)                *
Darrel W. Francis (1998).........           48       President of Metropolitan Facility
                                                     Resources; President of Precision
                                                     Industrial Service......................       50,000 (1)                *
Tom A. Goss (2000)...............           55       Chairman of Goss LLC....................       26,000 (1)                *
Emmett S. Moten, Jr. (1998)......           57       President of Moten Associates............      25,000 (1)                *
                                                     OTHER EXECUTIVE OFFICERS
                                        ------------------------------------------------------------------------------
Osbie Howard(4)..................           58       Senior Vice President of United
                                                     American of Tennessee, Inc.; Executive
                                                     Director of OmniCare Health Plan,
                                                     Inc., of Tennessee........................     13,282 (1)                *
William E. Jackson, II(5)........           45       Chief Financial Officer and Treasurer
                                                     of the Company............................          0                    *
James A. Lee, III(6).............           45       Vice President, Commercial Operations                                    *
                                                     of OmniCare Health Plan of Michigan.......          0

All Directors and executive officers as a group (18 persons)............                           624,963                    9.2%


        NAME                                           TERM
(AND IF APPLICABLE,                                     TO
YEAR FIRST BECAME A DIRECTOR)                         EXPIRE
------------------------------------------------------------
Anita C. R. Gorham (1984)........                     2001



Harcourt G. Harris, M.D. (1985)..                     2001


Ronald M. Horwitz, Ph.D. (1997)..                     2001



Linda A. Watters (2000)..........                     2001

William C. Brooks (1997).........                     2002


Julius V. Combs, M.D. (1983).....                     2002

Pearl M. Holforty (1998).........                     2002


Gregory H. Moses, Jr. (1998).....                     2002


William B. Fitzgerald (1997).....                     2003




Darrel W. Francis (1998).........                     2003


Tom A. Goss (2000)...............                     2003
Emmett S. Moten, Jr. (1998)......                     2003


Osbie Howard(4)..................



William E. Jackson, II(5)........

James A. Lee, III(6).............


All Directors and executive officers as a group (18 persons)............

-----------------------------
*        Less than 1%

(1) Includes the following number of shares of Common Stock which the individual has the right to acquire pursuant to stock options that are exercisable currently or become exercisable within 60 days after October 15, 2001: Mr. Brooks, 100,000 shares; Mr. Moses, 125,000 shares; Dr. Combs, Mr. Francis, Mr. Fitzgerald, Ms. Gorham, Mr. Goss, Dr. Harris, Ms. Holforty, Mr. Horwitz, Mr. Moten and Ms. Watters, 25,000 shares each; and Mr. Howard, 2,000 shares.

(2) Includes shares of Common Stock with respect to which the following Directors share voting and investment power with others: Dr. Combs, 5,140 shares, Dr. Harris, 21,333 shares, and Mr. Moses, 5,000 shares.

(3) Includes 5,426 shares of Common Stock held in trust for the benefit of relatives as to which Dr. Combs disclaims any beneficial interest.

(4) Mr. Howard has served in the described positions and offices for more than the past five years.

(5) Mr. Jackson, a certified public accountant, has served as Chief Financial Officer of the Company since August 2000. During the four prior years, he was a self-employed C.P.A. providing income tax, accounting and consulting services to businesses and individuals. He also was a principal of George Johnson & Company from May 1999 to July 1999, managing and planning operational and employee benefit audits. He also was Controller of First Baptist Community Development Corporation from September 1998 to April 1999, General Manager of Payroll-I Atlanta from July 1993 to March 1996 and an Audit Manager with Coopers & Lybrand from 1979 to 1993. Mr. Jackson filed a personal bankruptcy petition under the Federal bankruptcy law in September 1998, which was approved in January 1999.

(6)      Mr. Lee left the Company in August 2001.

OTHER INFORMATION RELATING TO DIRECTORS

         Following each Director's name and the years in which she or he became a Director and in which her or his present term is to expire, respectively, is a brief account of the business experience of each Director of the Company during the past five years.

WILLIAM C. BROOKS (SINCE 1997; PRESENT TERM ENDS 2002)

         William C. Brooks has served the Company as a Director since 1997, and as Chairman of the Board of Directors since January 1998. He has been Chairman of Brooks Group International, Ltd., a holding company involved in human resources and economic development, since January 1998. Mr. Brooks retired as a Vice President of General Motors Corporation, Inc. in 1997. He is a retired Air Force Officer, and was Assistant Secretary of the U.S. Department of Labor from July 1989 to December 1990. He is a Director of Louisiana-Pacific, Covansys, Sigma Associates and Lason, Inc.

GREGORY H. MOSES, JR. (SINCE 1998; PRESENT TERM ENDS 2002)

         Gregory H. Moses, Jr. has served as President and Chief Operating Officer of the Company since May 1998 and as its Chief Executive Officer since August 1998. Mr. Moses also served as President and Chief Executive Officer of OmniCare Health Plan of Michigan ("OmniCare-MI"), one of the Company's managed HMOs, from May 1998 through July 2001. In addition, he is President of OmniCare Health Plan, Inc., of Tennessee ("OmniCare-TN"), another of the Company's managed HMOs. From October 1996 to May 1998, he was Chief Financial Officer of UltiMed, a health maintenance organization in Michigan. Previously, he was retired from Coopers & Lybrand, where he had been a partner from 1974 until October 1994, including serving as partner-in-charge of its Healthcare Consulting Group in New York and New Jersey for ten years and chairman of its National Healthcare Consulting Group for five years.

JULIUS V. COMBS, M.D. (SINCE 1983; PRESENT TERM ENDS 2002)

         Julius V. Combs, M.D. served since the Company's inception in 1983 as its Chairman of the Board of Directors until January 1998, and its Chief Executive Officer until his retirement in August 1998. Dr. Combs was Chairman Emeritus of the Board of Trustees of OmniCare-MI, one of the Company's managed HMOs, until July 31, 2001. He is Chairman of the Board and President of National Healthcare Scholars Foundation.

WILLIAM B. FITZGERALD (SINCE 1997; PRESENT TERM ENDS 2003)

         William B. Fitzgerald is a Vice Chairman of the Board of Directors of the Company. He was Vice Chairman of the Board of Trustees of OmniCare-MI, one of the Company's managed HMOs, until July 31, 2001. He has been a Principal and Chief Executive Officer of Fund Administration Services in Grosse Pointe Farms, Michigan, providing management and consulting services to self-funded insurance programs, since 1989. An attorney since 1968, Mr. Fitzgerald has been Of Counsel to the law firm of Timmis & Inman in Detroit, Michigan, since 1990.

DARREL W. FRANCIS (SINCE 1998; PRESENT TERM ENDS 2003)

         Darrel W. Francis has been President of Metropolitan Facility Resources, an office furniture sales and design company, since January 1997. He has been President of Precision Industrial Service, a floor covering installation company, since June 1999. From January 1996 to October 1998, he was President of Advantage Pavilion, Inc., an office furniture sales and design company.

ANITA C. R. GORHAM (SINCE 1984; PRESENT TERM ENDS 2001)

         Anita C. R. Gorham has been the Company's Secretary since 1984. Ms. Gorham was a member of the Board of Trustees of OmniCare-MI, one of the Company's managed HMOs, until July 31, 2001. She has been employed since 1987 by Central Michigan University, currently as Associate Director, Education and Professional Development and a faculty member, and previously as Academic Advisor and Regional Manager of Academic Services. Ms. Gorham also is a faculty member at Davenport University, previously Detroit College of Business.

TOM A. GOSS (SINCE 2000; PRESENT TERM ENDS 2003)

         Tom A. Goss has been Chairman of Goss LLC, an insurance agency, since January 2001. He has been a Partner of GR Beyster Lumber LLC, a millwork and lumber company that custom builds and distributes a variety of forestry products, since July 2000. He was a Partner/Advisor of The Goss Group, Inc., an insurance products and services company, since March 1997. He also served as Director of Athletics for The University of Michigan from September 1997 to April 2000. Prior thereto, he had been President and Chief Operating Officer of PIA Merchandising, Inc., a national retail merchandising company, since 1993.

HARCOURT G. HARRIS, M.D. (SINCE 1985; PRESENT TERM ENDS 2001)

         Harcourt G. Harris, M.D., is a Vice Chairman of the Board of Directors of the Company. He was Chairman of the Board of Trustees of OmniCare-MI, one of the Company's managed HMOs, from December 1992 until July 31, 2001. Dr. Harris, now retired, was in the private practice of medicine for thirty years, specializing in internal medicine.

PEARL M. HOLFORTY, C.P.A. (SINCE 1998; PRESENT TERM ENDS 2002)

         Pearl M. Holforty, C.P.A., has served as President and Chief Executive Officer of Liberty BIDCO Investment Corporation since its inception in 1989. Liberty BIDCO is a privately-owned, non-bank financial institution which invests subordinated debt or equity in small business. From 1970 to 1977, Ms. Holforty was an accountant with Plante & Moran LLP and a partner in that firm from 1977 to 1991. She is a director of Auto Club Trust (affiliated with the Automobile Club of Michigan), which handles investments for clients.

RONALD M. HORWITZ, PH.D. (SINCE 1997; PRESENT TERM ENDS 2001)

         Ronald M. Horwitz, Ph.D., has been a Professor of Finance at Oakland University since 1991, where he also served as Acting Vice President for Academic Affairs in 1992-93 and as Dean of the School of Business Administration from 1979 to 1990. Dr. Horwitz also is the Principal of Ronald M. Horwitz and Assoc., Financial Consultants.

EMMETT S. MOTEN, JR. (SINCE 1998; PRESENT TERM ENDS 2003)

         Emmett S. Moten, Jr. has been the President of Moten Associates, a real estate development firm, since October 1996. From July 1988 to October 1996, he was Vice President of Development for Little Caesar Enterprises, Inc., a national fast food franchise company. Prior to assuming that position, Mr. Moten was Director of the Community & Economic Development Department of the City of Detroit for almost ten years.

LINDA A. WATTERS (SINCE 2000; PRESENT TERM ENDS 2001)

         Linda A. Watters has served the Company as a Director since July 2000. She has been President and Chief Executive Officer of Detroit Commerce Bank since July 1998. From 1988 to 1996, she held a number of positions at Comerica Bank, first as a Loan Analyst and ultimately as a Vice President in the Corporate Banking Division. From 1980 to 1987, Ms. Watters worked in finance and marketing for General Motors Corporation. She also is a Director of Detroit Commerce Bank, an affiliate of Capitol Bancorp Ltd.

         During the fiscal year ended June 30, 2001, the Company's Board of Directors held four meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has a standing Audit Committee. The Bylaws of the Company require that the members of the Audit Committee all be "independent directors" (as defined in the Company's Articles of Incorporation). The current members of the Audit Committee are Darrel W. Francis (Chairman), Pearl M. Holforty, Dr. Ronald M. Horwitz and Linda A. Watters; in addition, William C. Brooks, Chairman of the Board of the Company, is an ex officio member of the Audit Committee. During fiscal year 2001, the Audit Committee held four meetings. The duties of the Audit Committee are to recommend to the Board of Directors certified public accountants to conduct audits of the accounts and affairs of the Company, to review accounting objectives and procedures of the Company and findings and reports of the independent certified public accountants, and to make such reports and recommendations to the Board of Directors as it deems appropriate.

         The Company has a standing Business Development Committee. The current members of the Business Development Committee are Tom A. Goss (Chairman), William C. Brooks, Dr. Julius V. Combs, William B. Fitzgerald, Darrel W. Francis, Dr. Harcourt G. Harris, Gregory H. Moses, Jr. and Emmet S. Moten, Jr. During fiscal year 2001, the Business Development Committee held six meetings. The duties of the Business Development Committee are to make recommendations to the Board to enhance shareholder value while evaluating the strategic risk responsibility of the Company.

         The Company has a standing Finance Committee. The current members of the Finance Committee are Linda A. Watters (Chairperson), William C. Brooks, William B. Fitzgerald, Tom A. Goss, Pearl M. Holforty, Dr. Ronald M. Horwitz and Gregory H. Moses, Jr. During fiscal year 2001, the Finance Committee held eleven meetings. The duties of the Finance Committee are to make recommendations to the Board of Directors on financial matters, short- and long-term investments and business planning matters.

         The Company has a standing Compensation Committee. The current members of the Compensation Committee are Anita C. R. Gorham (Chairperson), Dr. Julius
V. Combs, Tom A. Goss, Dr. Harcourt G. Harris and Emmett S. Moten, Jr.; in addition, William C. Brooks,

Chairman of the Board of the Company, and Gregory H. Moses, Jr., President and Chief Executive Officer of the Company, are ex officio members of the Compensation Committee. During fiscal year 2001, the Compensation Committee held five meetings. The duties of the Compensation Committee are to make recommendations to the Board of Directors relating to the overall compensation arrangements for officers and staff of the Company, to make recommendations to the Board of Directors pertaining to any compensation plans in which officers and Directors of the Company are eligible to participate, and to grant options under the Company's 1998 Stock Option Plan.

         The Company has a standing Governance Committee. The current members of the Governance Committee are Emmett S. Moten, Jr. (Chairman), Darrel W. Francis, Anita C. R. Gorham, Tom A. Goss and Linda A. Watters; in addition, William C. Brooks, Chairman of the Board of the Company, and Gregory H. Moses, Jr., President and Chief Executive Officer of the Company, are ex officio members of the Governance Committee. During fiscal year 2001, the Governance Committee held two meetings. The duties of the Governance Committee are to present to the Board of Directors, whenever vacancies occur or terms are expected to expire, names of individuals who would make suitable Directors of the Company and to advise appropriate officers of the Company on matters relating to the organization of the Board of Directors.

         The Company has a standing Executive Committee. The current members of the Executive Committee are William C. Brooks (Chairman), Tom A. Goss, Gregory
H. Moses, Jr. and Linda A. Watters. During fiscal year 2001, the Executive Committee held two meetings. The duties of the Executive Committee are to exercise, in the intervals between the meetings of the Board of Directors, the powers of the Board as they relate to the management of the business and affairs of the Company, excluding powers expressly delegated by the Board to other standing committees.

         All of the Directors, except Mr. Brooks, Dr. Combs and Mr. Francis, attended at least 75% of the combined number of meetings held during fiscal year 2001 by the Board and each Committee of which she or he was than a member. Mr. Brooks attended 100% of the Board of Directors meetings held during fiscal year 2001.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company receive no fees for their services as a Director or as a Committee member. Each of the Directors who is not an employee of the Company receives $300 for each Board of Directors meeting and each Board committee meeting attended. In addition, each non-employee Director receives an annual stipend of $24,000 as compensation for Director services. The Chairman of the Board of Directors additionally receives an annual stipend of $24,000 for services in such office and an annual automobile allowance of $8,400. Directors are also entitled to reimbursement for reasonable out-of-pocket expenses incurred in providing services to the Company in their capacities as Directors.

SUMMARY COMPENSATION TABLE

         The following table sets forth information for each of the fiscal years ended June 30, 2001, 2000 and 1999 concerning the compensation of the Company's Chief Executive Officer and each of the Company's three most highly compensated executive officers as of June 30, 2001 (collectively, the "named Executive Officers") whose annual salary and bonus exceeded $100,000.


            NAME AND                                                                        ALL OTHER
       PRINCIPAL POSITION                     YEAR        SALARY ($)     BONUS ($)      COMPENSATION ($) (1)
GREGORY H. MOSES, JR. (2)................     2001           306,923       100,000              800
Chief Executive Officer and                   2000           271,154       100,000              200
President                                     1999           225,000       100,000               -

OSBIE HOWARD.............................     2001           174,744       60,000               800
Senior Vice President of                      2000           161,666       30,000               619
United American of Tennessee, Inc.            1999           150,022       30,000               800

JAMES A. LEE, III (3)....................     2001           117,243       30,000               200
Former Vice President, Commercial             2000           146,205            -               619
Operations of OmniCare-MI                     1999(4)              -            -                -

GLORIA J. LARKINS (5)....................     2001           145,839            -               800
Former Chief Operating Officer of             2000           127,435            -               619
OmniCare-MI                                   1999           120,000            -                -

-------------------------------
(1) This column represents the Company's annual contribution to the 401(k) Savings Plan. For the years set forth in the table, none of the named Executive Officers had any long-term compensation (including restricted stock awards and LTIP payouts). Stock Options granted during fiscal year 2001 are shown in the stock option table on the next page.

(2) Mr. Moses joined the Company as President and Chief Operating Officer on May 11, 1998, and became Chief Executive Officer effective August 6, 1998.

(3) Mr. Lee joined the Company on January 7, 1999 and become Vice President, Commercial Operations of OmniCare-MI on November 15, 1999. Mr. Lee left the Company on August 10, 2001.

(4)  Not an executive officer prior to fiscal year 2000.

(5) Ms. Larkins joined the Company December 15, 1997 and became Chief Operating Officer of OmniCare-MI on July 1, 1998. Ms. Larkins left the Company on June 1, 2001.

OPTION FISCAL YEAR-END VALUES

         The following table shows the aggregated numbers and value of unexercised stock options held by Executive Officers at June 30, 2001.

                                         NUMBER OF                  VALUE OF
                                       COMMON SHARES              UNEXERCISED
                                        UNDERLYING                IN-THE-MONEY
                                        UNEXERCISED                 OPTIONS
                                        OPTIONS AT               AT FISCAL-YEAR
                 NAME                 FISCAL YEAR-END                 END (1)
        --------------------------------------------------------------------------------------
        Gregory H. Moses, Jr.            125,000                   $     15,000
        Osbie Howard                       4,000 (2)               $      1,120
        James A. Lee, III                  8,000 (3)               $      2,490

-------------------------------
(1) Calculated based on the closing price of Company Common Stock on June 29, 2001 (the last business day of the fiscal year) of $1.53 less the option exercise price. An option is in-the-money if the market value of the Common Stock subject to the option is greater than the exercise price.
(2) These options vest in four equal installments on the first four anniversaries of the grant date, December 15, 1998.
(3) These options vest in four equal installments on the first four anniversaries of the grant date, February 3, 1999 as to half, and November 10, 1999 as to the other half, of the 8,000 underlying shares. These options expired when Mr. Lee left the Company on August 10, 2001.

STOCK OPTION PLANS; EMPLOYEE STOCK PURCHASE PLAN

         The Company has a 1998 Stock Option Plan (the "Plan"), under which stock options (Nonqualified Options and Incentive Options, as defined in the Plan) may be granted to officers, Directors and key employees of the Company or its subsidiaries. The maximum number of shares of Common Stock which may be issued pursuant to stock options under the Plan is 500,000, and no Participant can receive stock options for more than 300,000 shares over the term of the Plan.

         The Plan is administered by a committee (the "Committee") specified by the Board of Directors, currently its Compensation Committee. The selection of persons who are eligible to participate in the Plan and grants to those individuals are determined by the Committee, in its sole discretion. The only established criterion to determine eligibility under the Plan is that individuals must be officers, Directors or key employees of the Company or any Subsidiary (as defined in the Plan) who, in the judgment of the Committee, are or will become responsible for the direction and financial success of the Company or any Subsidiary.

         An Incentive Option granted under the Plan must have an exercise price not less than 100% of the fair market value of the shares on the date such option is granted. For an Incentive Option granted to a Participant who owns more than 10% of the total combined voting stock of the Company or of any parent or subsidiary of the Company, the exercise price must be at least 110% of the fair market value of the shares on the date such option is granted. A Nonqualified Option granted under the Plan must have an exercise price not less than 75% of the fair market value of the shares on the date such option is granted. Each stock option granted under the Plan must expire not more than ten years after the date of the grant; and an Incentive Option granted to an individual who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary must expire not more than five years after the date of the grant.

         The Company's Employee Stock Purchase Plan ("ESPP"), which became effective October 1996, enables all eligible employees of the Company to subscribe for shares of Common Stock on an annual offering date at a purchase price which is the lesser of 85% of the fair market value of the shares on the first day or the last day of the annual period. There were no employee contributions to the ESPP for fiscal 2001. 200,000 common shares were reserved for issuance under the ESPP.

         The Company has not granted any Stock Appreciation Rights, and it did not grant any stock options or any awards under a long-term incentive plan during fiscal year 2001. The Company on May 3, 2001 granted certain stock options under the Plan.

401(k) SAVINGS PLAN

         The Company sponsors a retirement plan intended to be qualified under
Section 401(k) of the Internal Revenue Code of 1986, as amended. All employees over age 21, other than non-resident aliens, are eligible to participate in the Plan. Employees may contribute to the plan on a tax-deferred basis up to 15% of their total salary through April 1, 2001 and 20% thereafter. Under the plan, the Company makes matching contributions on each employee's behalf, up to a maximum of 1% of each employee's total salary through January 1, 2001 and 2% thereafter. As of June 30, 2001, 149 employees had elected to participate in the plan. For the fiscal year ended June 30, 2001, the Company contributed $40,000 to the plan. See the "Summary Compensation Table" above for additional information.

COMPENSATION COMMITTEE REPORT

         Compensation for the Company's key executives is determined by the Compensation Committee of the Board of Directors. Salaries, bonuses and other compensation of the Company's key executives are based upon profitability, enrollment levels of the Company's clients, including OmniCare-MI and OmniCare-TN, revenue growth, return on equity and market share.

         The Compensation Committee believes that compensation of the Company's key executives should be sufficient to attract and retain highly qualified personnel and also provide meaningful incentives for measurable superior performance. During fiscal year 2001, the Company's executive compensation included a base salary and bonus. Based upon available data, the Company believes the base salaries of its executives were set at the levels of comparable companies in its line of business.

         The Compensation Committee is comprised of Ms. Gorham (Chairperson), Dr. Combs, Mr. Goss, Dr. Harris and Mr. Moten; in addition, Mr. Brooks, Chairman of the Board of the Company, and Mr. Moses, President and Chief Executive Officer of the Company, are ex officio members of the Compensation Committee. Messrs. Brooks and Moses do not participate in Compensation Committee meetings during which their own compensation is considered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The ownership, operation and management of the Company involve various potential conflicts of interest, including the relationships and transactions described below. Management of the Company believes that these agreements and transactions have been on terms which are as fair to the Company as could have been obtained from unaffiliated parties.

         MANAGEMENT AGREEMENT. The Company's management agreements with its managed plans, OmniCare-MI and OmniCare-TN, were negotiated between related entities. However, such management agreements were reviewed, revised and approved by each plan's Board. Since July 31, 2001, OmniCare-MI is no longer a related entity with respect to the Company. OmniCare-TN is an HMO which is 75%-owned by the Company through its wholly-owned subsidiary, United American of Tennessee, Inc.

         COMMON OFFICERS AND DIRECTORS. As indicated in the chart below, during and since fiscal year 2001, certain officers and Directors of the Company were also officers or members of the Board of Trustees of OmniCare-MI (not a subsidiary of the Company) until July 31, 2001 or officers or members of the Board of Directors of OmniCare-TN (which is 75% owned by the Company through its wholly owned subsidiary, United American of Tennessee, Inc.). Consequently, such individuals were or are likely to influence the operation of the Company and negotiations and arrangements between the Company and these entities, including the negotiation of and operation under the respective management agreements. Conflicts of interest may arise relating to matters that are presented to the Company's Board of Directors for consideration and with respect to which the Company and OmniCare-TN may have differing interests, including matters relating to their management agreement.

         A court Order issued on July 31, 2001 placed OmniCare-MI in rehabilitation. Since that date, pursuant to the Order the Company has continued to perform that management agreement without interruption and no Company officers or directors are any longer OmniCare-MI officers or directors.

                                                                     OMNICARE-MI
        NAME                            COMPANY              (ONLY BEFORE AUGUST 1, 2001)      OMNICARE-TN
-------------------------------------------------------------------------------------------------------------
William C. Brooks...............  Chairman of the Board,                  --                    Director
                                  Director

Gregory H. Moses, Jr............  President, CEO, Director      President, CEO, Trustee     President, Director

Anita C. R. Gorham..............  Secretary, Director           Trustee                             --

Harcourt G. Harris, M.D.........  Vice Chairman                 Chairman of the Board,              --
                                  of the Board, Director        Trustee

William B. Fitzgerald...........  Vice Chairman                 Vice Chairman of the Board,         --
                                  of the Board, Director        Trustee

Julius V. Combs, M.D............  Director                      Chairman Emeritus, Trustee       Director

William E. Jackson, II..........  Chief Financial Officer,      Chief Financial Officer             --
                                  Treasurer

         HEALTH INSURANCE BENEFITS FOR COMPANY EMPLOYEES. Health care benefits for some employees of the Company are provided through OmniCare-MI. For the fiscal year ended June 30, 2001, the Company paid premiums of approximately $1.0 million for such benefits.

           II. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company, upon the recommendation of the Board's Audit Committee, has appointed KPMG LLP as independent auditors of the Company for its fiscal year ending June 30, 2002. The Board seeks to have the shareholders ratify the appointment of KPMG LLP.

         KPMG LLP has served as independent auditors of the Company since January 12, 1998. A representative of KPMG LLP is expected to be present at the 2001 Annual Meeting to make a statement, if requested, and be available to respond to questions with respect to the 2001 audit.

         The Board of Directors considers KPMG LLP to be well qualified to serve as the independent auditors for the Company. If the appointment of KPMG LLP is not ratified by the shareholders, the Board of Directors may appoint other independent auditors based upon the recommendation of the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE 2002 FISCAL YEAR. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS OTHERWISE SPECIFY IN THEIR PROXIES.

                       III. REPORT OF THE AUDIT COMMITTEE

         The Audit Committee (the "Committee") is made up of the following members: Darrel W. Francis (Chairman), Pearl M. Holforty, Dr. Ronald M. Horwitz and Linda A. Watters, with the Company's Chairman of the Board, William C. Brooks, and President and Chief Executive Officer, Gregory H. Moses, Jr., as ex officio members. The Audit Committee operates pursuant to a written charter, a copy of which is included in this proxy statement as Appendix A. In accordance with the charter, all of the members of the Committee are independent (as defined in the rules of the New York Stock Exchange) and financially literate and at least one member of the Committee has accounting or related financial management expertise.

         The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Committee reviewed with management each fiscal 2001 Form 10-Q quarterly filing, as well as the audited consolidated financial statements and the footnotes thereto in the Company's fiscal year 2001 Annual Report to Shareholders incorporated by reference in the Form 10-K for the fiscal year ended June 30, 2001, before the Forms 10-Q and 10-K were filed with the Securities and Exchange Commission (the "SEC"). The Audit Committee also discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements prior to the respective Forms 10-Q and 10-K being filed with the SEC.

         The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements to generally accepted accounting principles. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee) and Statement on Auditing Standards No. 90 (Audit Committee Communications). The Company's independent auditors have expressed an opinion in their Independent Auditors' Report that the Company's audited consolidated financial statements conform to accounting principles generally accepted in the United States.

         The Audit Committee discussed with the independent auditors the independent auditors' independence from management and the Company, and received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In concluding that the independent auditors are independent, the Audit Committee considered, among other factors, whether the nonaudit services provided by the independent auditors (principally tax services) were compatible with their independence.

         In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be incorporated by reference in the Form 10-K for the fiscal year ended June 30, 2001, and filed with the SEC. The Committee also recommended that the Board select KPMG LLP to serve as the Company's independent auditors for fiscal year 2002.

Members of the Audit Committee

Darrel W. Francis
Pearl M. Holforty
Ronald M. Horwitz
Linda A. Watters

                        FEES PAID TO INDEPENDENT AUDITORS

         During fiscal year 2001, the Company retained its independent auditors, KPMG LLP, to provide services in the following categories, for which KPMG earned the amounts set forth below:

  Audit Fees, including services rendered in reviewing quarterly financial information and auditing the Company's annual consolidated financial statements....................................................................................  $ 256,000
  Financial Information Systems Design and Implementation Fees...................................  $       0
  All Other Fees, principally tax services.......................................................  $  39,000

                              IV. OTHER INFORMATION

EXPENSES OF SOLICITATION

         The cost of this solicitation of proxies will be borne by the Company and may include requests by mail and personal contact by its Directors, officers and employees. In addition, the Company may retain a professional solicitor to aid in the solicitation of proxies from brokers, banks, other nominees and institutional holders at an anticipated fee of not to exceed $4,500 plus out-of-pocket expenses. The Company will reimburse brokers or other nominees and institutional holders for their expenses in forwarding proxy materials to principals. Any person giving a proxy has the power to revoke it at any time before it is voted.

STOCK PERFORMANCE CHART

         The following graph compares the cumulative total return for the previous five fiscal years on a $100 investment on June 30, 1996 in each of the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Standard & Poor's Peer Group Indices. The graph assumes reinvestment of dividends, if any.

                 [COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN *
                  AMONG UNITED AMERICAN HEALTHCARE CORPORATION,
                   THE S & P 500 INDEX AND A PEER GROUP GRAPH]








2002 ANNUAL MEETING

         A shareholder proposal which is intended to be presented at the 2002 Annual Meeting of the Shareholders must be received by the Company at its principal executive offices by July 10, 2002.



Dated: October 29, 2001

                                                                      APPENDIX A

                     UNITED AMERICAN HEALTHCARE CORPORATION


            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I.  Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors.

     - Provide an avenue of communication among the independent auditors, management and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Governance Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.  Audit Committee Responsibilities and Duties

         Review Procedures

         1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission ("SEC") regulations.

         2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

         3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

         4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9).

         Independent Auditors

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.

         7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

         8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Other Audit Committee Responsibilities

         11. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         12. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

         13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

         14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

         15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

         16. Periodically perform self-assessment of audit committee performance.

         17. Review financial and accounting personnel succession planning within the Company.

         18. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

      PROXY           UNITED AMERICAN HEALTHCARE CORPORATION              PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    UNITED AMERICAN HEALTHCARE CORPORATION.

      The undersigned hereby appoints William C. Brooks and Gregory H. Moses Jr., and each of them, with full power of substitution, to vote all shares of common stock of United American Healthcare Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on November 30, 2001 and at any and all adjournments thereof, except not for the election of any one or more Directors.

      IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS, AND, EXCEPT AS SPECIFIED TO THE CONTRARY, THE UNDERSIGNED AUTHORIZES THE PROXIES TO EXERCISE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS (EXCLUDING, HOWEVER, THE ELECTION OF ANY ONE OR MORE DIRECTORS) THAT MAY PROPERLY COME BEFORE THE MEETING.

                  (Continued and to be signed on reverse side.)

   UNITED AMERICAN HEALTHCARE CORPORATION
   NOVEMBER 30, 2001
   0003QE

--------------------------------------------------------------------------------

/ / Mark this box with an X if you have made changes to your name or address details below.




                                                                         A0931

--------------------------------------------------------------------------------
PROXY CARD
--------------------------------------------------------------------------------

                                                       FOR   AGAINST   ABSTAIN

1. Approval of Appointment of Independent Auditors.    / /     / /       / /


















               PLEASE VOTE SIGN, DATE AND RETURN THIS PROXY FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears hereon. When signing as attorney, executor, personal representative, administrator or guardian, please give your full title as such. If shares are held in the name of more than one person, each person must sign the Proxy. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature                     Signature                          Date
                                                                     /  /
----------------------------  --------------------------------   -------------